FORM OF INSTRUCTIONS
AS TO USE OF
SUBSCRIPTION RIGHTS CERTIFICATES

CONSULT THE INFORMATION AGENT OR YOUR BANK, BROKER OR NOMINEE
AS TO ANY QUESTIONS

The following instructions relate to a rights offering (the “Rights Offering”) by Conn’s, Inc., a Delaware corporation (“Conn’s”), of shares of its common stock, par value $0.01 per share (the “Common Stock”), as described in the Conn’s prospectus supplement dated November 8, 2010 (the “Prospectus Supplement”). Holders of record of Common Stock as of 5:00 p.m., Eastern Time, on November 1, 2010 (the “Record Date”) have received transferable subscription rights (the “Rights”) to subscribe for and purchase shares of Common Stock. An aggregate of approximately 9,259,390 shares of Common Stock are being offered for purchase in the Rights Offering. Each such holder of record received one Right for each share of Common Stock owned of record as of 5:00 p.m., Eastern Time, on the Record Date.

Each Right entitles the holder to purchase shares of Common Stock at the cash price of $2.70 per share (the “Subscription Price”) and consists of a basic subscription privilege and an oversubscription privilege. The basic subscription privilege entitles the holder to purchase 0.41155 shares of Common Stock at the Subscription Price for each Right held. If the holder validly exercises the basic subscription privilege in full, the oversubscription privilege entitles the holder to purchase, at the Subscription Price, additional shares of Common Stock that are offered to but not purchased by other holders of Rights pursuant to their basic subscription privileges. If the holder validly elects to exercise its oversubscription privilege, such holder must do so concurrently with the exercise of its basic subscription privilege in full. If the underlying shares that are not subscribed for through the basic subscription privilege (the “Excess Shares”) are not sufficient to satisfy all subscriptions pursuant to the oversubscription privilege, the Excess Shares will be allocated pro rata among those holders exercising the oversubscription privilege. “Pro rata” means to each oversubscribing holder based on the number of shares such holder purchased pursuant to the exercise of its basic subscription privilege in proportion to the total number of shares purchased by all oversubscribing holders pursuant to the exercise of their basic subscription privileges. For example, if Holder A purchased 100 shares pursuant to its basic subscription privilege and Holder B purchased 200 shares pursuant to its basic subscription privilege, and Holder A and Holder B both exercise their respective oversubscription privileges and elect to each purchase an additional 100 shares, but there were only 100 total shares available to fulfill all oversubscription requests, then Holder A would receive 33.33 (or when rounded up to the nearest whole share, 34) shares and Holder B would receive 66.66 (or when rounded up to the nearest whole share, 67) shares.

Each holder participating in the oversubscription must pay the full amount for all shares of Common Stock requested in the oversubscription no later than 5:00 p.m. Eastern Time on the Expiration Date (as defined below) (the same time such holder pays for the shares purchased by exercising its basic subscription privilege). If you render payment for a fewer number of shares of Common Stock than you are electing to receive in the oversubscription, you will only be eligible to receive such fewer number of shares (if those shares are available for purchase in the oversubscription).

If there is a pro rata allocation of the remaining shares of Common Stock and you would otherwise receive an allocation of a greater number of shares than you subscribed for under your oversubscription privilege, then Conn’s will allocate to you only the number of shares for which you subscribed. Conn’s will allocate the remaining shares among all other holders exercising their oversubscription privilege. If you are not allocated the full amount of shares for which you over-subscribe, you will receive a refund of the subscription price, without interest or deduction, that you delivered for those shares of Common Stock that are not allocated to you. The subscription agent will mail such refunds as soon as practicable after the completion of this rights offering. Using the above example, both Holder A and Holder B must pay for the 100 shares they each elected to receive in the oversubscription no later than 5:00 p.m., Eastern Time, on the Expiration Date even though each will receive only 34 and 67 shares of common stock, respectively, due to prorationing. Conn’s will refund to each of Holder A and Holder B, without interest or deduction, the difference between the amount paid by each of Holder A and Holder B for the 100 shares elected and the purchase price for the 34 and 67 shares each actually received by such holder.

No fractional shares of Common Stock will be issued upon exercise of the Rights. Instead, fractional shares of Common Stock will be rounded up to the nearest whole share with the Subscription Price adjusted accordingly. Nominee holders of Common Stock that hold, on the Record Date, shares for the account of more than one beneficial owner may exercise the number of Rights to which all such beneficial owners in the aggregate would otherwise have been entitled if they had been direct record holders of Common Stock on the Record Date, provided such nominee holder provides an appropriate “Nominee Holder Certification Form” to the Subscription Agent with respect to each exercise.

The Rights will expire, if not validly exercised, at 5:00 p.m., Eastern Time, on November 23, 2010, unless extended in the sole discretion of Conn’s (as it may be extended, the “Expiration Date”), as described in the Prospectus Supplement. After the Expiration Date, unexercised Rights will be null and void. Conn’s will not be obligated to honor any purported exercise of Rights received by Computershare Trust Company, N.A. (the “Subscription Agent”) after 5:00 p.m., Eastern Time, on the Expiration Date, regardless of when the documents relating to such exercise were sent, except pursuant to the Guaranteed Delivery Procedures described below. Conn’s may amend or cancel the Rights Offering at any time prior to the Expiration Date. The Common Stock is traded on the NASDAQ Global Select Market (“NASDAQ”) under the symbol “CONN.” The Rights are transferable, and are listed on NASDAQ under the symbol “CONNR.” The Rights will be evidenced by Subscription Rights Certificates (the “Subscription Rights Certificates”), which will be transferable until the close of business on the last NASDAQ trading day preceding the Expiration Date, at which time they will cease to have value for trading purposes. Resales of Rights by Conn’s affiliates have not been registered and are not permitted.

The number of Rights to which you are entitled is printed on the face of your Subscription Rights Certificate. You should indicate your wishes with regard to the exercise of your Rights by completing the appropriate portions of your Subscription Rights Certificate and returning the certificate to the Subscription Agent in the envelope provided, in accordance with these instructions and the terms set forth in the Prospectus Supplement.

YOUR SUBSCRIPTION RIGHTS CERTIFICATES, OR NOTICE OF GUARANTEED DELIVERY, AND SUBSCRIPTION PRICE PAYMENT, INCLUDING FINAL CLEARANCE OF ANY CHECKS, MUST BE RECEIVED BY THE SUBSCRIPTION AGENT, BY 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE. ONCE A HOLDER OF RIGHTS HAS EXERCISED ITS RIGHTS, SUCH EXERCISE MAY NOT BE REVOKED OR REVISED EXCEPT AS PROVIDED IN THE PROSPECTUS SUPPLEMENT. RIGHTS NOT EXERCISED PRIOR TO THE EXPIRATION DATE OF THE RIGHTS OFFERING WILL EXPIRE WITHOUT ANY VALUE.

1.	Method of Subscription — Exercise of Rights.

To exercise Rights, complete your Subscription Rights Certificate evidencing such Rights and send your properly completed and executed Subscription Rights Certificate with any signatures required to be guaranteed so guaranteed, together with payment in full of the Subscription Price for each share of Common Stock subscribed for pursuant to your basic subscription privilege and, if applicable, your oversubscription privilege, to the Subscription Agent, by 5:00 p.m., Eastern Time, on the Expiration Date. Payment of the Subscription Price will be held in a segregated bank account to be maintained by the Subscription Agent. All payments must be made in U.S. dollars for the full number of shares of Common Stock being subscribed for (a) by certified or cashier’s check or bank draft drawn upon a U.S. bank and payable to “Computershare Trust Company, N.A. (acting as subscription agent for Conn’s, Inc.)”, or (b) by U.S. postal money order payable to “Computershare Trust Company, N.A. (acting as subscription agent for Conn’s, Inc.).” Payments will be deemed to have been received upon receipt by the Subscription Agent of a certified or cashier’s check or bank draft drawn upon a U.S. bank or any U.S. postal money order payable to the Subscription Agent.

The Subscription Rights Certificate and payment of the Subscription Price, or, if applicable, the Notice of Guaranteed Delivery (as defined below) must be delivered to the Subscription Agent by one of the methods described below:
By express mail or courier:

Computershare Trust Company, N.A.
Attention: Voluntary Corporate Actions
250 Royall St., Suite V
Canton, MA 02021

By mail:

Computershare Trust Company
Rights Offering
P.O. Box 43011
Providence, RI 02940-3011

Telephone Number for Information:

(866) 357-4029

Information Agent, Georgeson Inc.

You should direct any questions or requests for assistance concerning the method of subscribing for the shares of common stock or for additional copies of this prospectus supplement to Georgeson Inc. at (866) 357-4029.

Delivery to an address or by a method other than those above does not constitute valid delivery.

By making arrangements with your bank or broker for the delivery of funds on your behalf, you may also request such bank or broker to exercise the Subscription Rights Certificate on your behalf. Alternatively, you may cause a written guarantee substantially in the form of Exhibit A to these instructions (the “Notice of Guaranteed Delivery”), from an “Eligible Guarantor Institution,” (unless your Subscription Rights Certificate provides that shares are to be delivered to you as record holder of those Rights, or you are an Eligible Guarantor Institution) as such term is defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, such as a member firm of a registered national securities exchange or a member of the Financial Industry Regulatory Authority, Inc., or a commercial bank or trust company having an office or correspondent in the U.S., subject to standards and procedures adopted by the Subscription Agent (each, an “Eligible Institution”), to be received by the Subscription Agent on or prior to the Expiration Date together with payment in full of the applicable Subscription Price. Such Notice of Guaranteed Delivery must state your name, the number of Rights represented by the Subscription Rights Certificate held by you, the number of shares of Common Stock being subscribed for pursuant to the Rights and that you will guarantee the delivery to the Subscription Agent of any properly completed and executed Subscription Rights Certificate evidencing such Rights within three (3) business days following the date of the Notice of Guaranteed Delivery. If this procedure is followed, the properly completed Subscription Rights Certificate evidencing the Rights being exercised, with any signatures required to be guaranteed so guaranteed, must be received by the Subscription Agent within three (3) business days following the date of the Notice of Guaranteed Delivery. The Notice of Guaranteed Delivery must be delivered to the Subscription Agent in the same manner as Subscription Rights Certificates at the address set forth above. Additional copies of the Notice of Guaranteed Delivery may be obtained upon request from the Subscription Agent at the address set forth above, or by calling Georgeson Inc., the Information Agent, at (866) 357-4029.

If the aggregate Subscription Price paid by you is insufficient to purchase the number of shares of Common Stock subscribed for, or if no number of shares of Common Stock to be purchased is specified, then you will be deemed to have exercised the Rights to purchase shares of Common Stock to the full extent of the payment tendered.

If the aggregate Subscription Price paid by you exceeds the amount necessary to fulfill the purchase of shares of Common Stock under your basic subscription privilege, then, unless you otherwise indicate, you will be deemed to have exercised your oversubscription privilege to the extent that the Subscription Price paid affords. If the aggregate Subscription Price paid by you exceeds the amount necessary to purchase the number of shares of Common Stock for which you have indicated an intention to subscribe, then any remaining amount shall be returned to you by mail, without interest or deduction, as soon as practicable after the Expiration Date and after all prorations and adjustments contemplated by the terms of the Rights Offering have been effected.

If you choose to exercise your Rights, the Subscription Agent will send you, no later than ten days after the Expiration Date, a confirmation showing (i) the number of shares of Common Stock purchased pursuant to your basic subscription privilege and, if applicable, your oversubscription privilege, (ii) the per share and total purchase price for all of the shares of Common Sock acquired by you, (iii) any excess to be refunded to you as a result of payment for shares of Common Stock pursuant to your oversubscription privilege that you are not acquiring, and (iv) any additional amount payable by you or any excess to be refunded to you.

2.	Issuance of Common Stock.

As soon as practicable after the Expiration Date, the Subscription Agent will arrange for issuance through Depository Trust Company (“DTC”) to each Rights holder of record that has validly exercised its basic subscription privilege, the shares of common stock purchased pursuant to the basic subscription privilege. Shares subscribed for pursuant to the oversubscription privilege will be delivered through DTC as soon as practicable after the Expiration Date and following the completion of any pro-rations as may be necessary in the event the oversubscription requests exceed the number of shares not subscribed for pursuant to the basic subscription privilege. If you are not a DTC participant, all shares that you purchase in the rights offering will be issued in book-entry, or uncertificated, form. When issued, the shares will be registered in the name of the subscription rights holder of record. See the section of the Prospectus Supplement entitled “The Rights Offering — Certificates for Shares of Common Stock.”

3.	Sale or Transfer of Rights.

(a) Sale of Rights Through a Commercial Bank or Broker.  To sell Rights evidenced by a Subscription Rights Certificate through your commercial bank or broker, sign Section 3 of your Subscription Rights Certificate leaving the rest of the section blank (your broker will add the buyer’s name later) and have your signature guaranteed by an Eligible Institution as required in Section 3, then deliver your Subscription Rights Certificate and the accompanying envelope to your commercial bank or broker. Your Subscription Rights Certificate should be delivered to your commercial bank or broker in ample time for it to be exercised. If Section 3 is completed without designating a transferee, the Subscription Agent may thereafter treat the bearer of the Subscription Rights Certificate as the absolute owner of all of the Rights evidenced by such Subscription Rights Certificate for all purposes, and the Subscription Agent shall not be affected by any notice to the contrary. Because your commercial bank or broker cannot issue Subscription Rights Certificates, if you wish to sell less than all of the Rights evidenced by a Subscription Rights Certificate, either you or your commercial bank or broker must instruct the Subscription Agent as to the action to be taken with respect to the Rights not sold, or you or your commercial bank or broker must first have your Subscription Rights Certificate divided into Subscription Rights Certificates of appropriate denominations by following the instructions in Section 4 of these instructions. The Subscription Rights Certificates evidencing the number of Rights you intend to sell can then be transferred by your commercial bank or broker in accordance with the instructions in this Section 3(a).

(b) Transfer of Rights to a Designated Transferee.  To transfer your Rights to a transferee other than a commercial bank or broker, you must complete Section 3 in its entirety, execute the Subscription Rights Certificate and have your signature guaranteed by an Eligible Institution as required in Section 3. A Subscription Rights Certificate that has been properly transferred in its entirety may be exercised by a new holder without having a new Subscription Rights Certificate issued. In order to exercise, or otherwise take action with respect to, such a transferred Subscription Rights Certificate, the new holder should deliver the Subscription Rights Certificate, together with payment of the applicable Subscription Price and complete separate instructions signed by the new holder, to the Subscription Agent in ample time to permit the Subscription Agent to take the desired action. Because only the Subscription Agent can issue Subscription Rights Certificates, if you wish to transfer less than all of the Rights evidenced by your Subscription Rights Certificate to a designated transferee, you must instruct the Subscription Agent as to the action to be taken with respect to the Rights not transferred, or you must divide your Subscription Rights Certificate into Subscription Rights Certificates of appropriate smaller denominations by following the instructions in Section 4 below. The Subscription Rights Certificate evidencing the number of Rights you intend to transfer can then be transferred by following the instructions in this Section 3(b).

(c) Rights holders wishing to transfer a portion of their Rights (or all of their Rights in separate portions) should allow a sufficient amount of time prior to the Expiration Date for (i) the transfer instructions to be received and processed by the Subscription Agent, (ii) a new Subscription Rights Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights and to the transferor with respect to retained Rights, if any, and (iii) the Rights evidenced by such new Subscription Rights Certificates to be exercised or sold by the recipients thereof. The Subscription Agent will facilitate transfers of Subscription Rights Certificates only until 5:00 p.m., Eastern Time, on November 17, 2010, six days before the Expiration Date.

(d) Neither Conn’s nor the Subscription Agent shall have any liability to a transferee or transferor of Rights if Subscription Rights Certificates or any other required documents are not received in time for exercise or sale prior to the Expiration Date.

(e) Electronic Transfer.  In addition to the methods outlined above, your commercial bank or broker may permit you to effect transfers through an Internet website that it maintains and through which you may access your account.

(f) Commissions, Fees and Expenses.  Conn’s will pay all fees charged by the Subscription Agent, other than fees associated with the sale or transfer of Rights, and the fees charged by the Information Agent. You are responsible for paying any other commissions, fees, taxes or other expenses incurred in connection with the exercise of the Rights. Neither Conn’s nor the Subscription Agent nor the Information Agent will pay such expenses. Conn’s has agreed to indemnify the Subscription Agent from certain liabilities that it may incur in connection with the Rights Offering.

4.	Division of Subscription Rights Certificate into Smaller Denominations.

To have a Subscription Rights Certificate divided into smaller denominations, send your Subscription Rights Certificate, together with complete separate instructions (including specification of the denominations into which you wish your Rights to be divided) signed by you, to the Subscription Agent, no later than November 17, 2010, six days prior to the Expiration Date, for new Subscription Rights Certificates to be issued and returned so that they can be used prior to the Expiration Date. Alternatively, you may ask a commercial bank or broker to effect such actions on your behalf. The Subscription Agent will facilitate subdivisions of Subscription Rights Certificates only until 5:00 p.m., Eastern Time, on November 17, 2010, six days prior to the Expiration Date. You must have your signature in Section 3 guaranteed by an Eligible Institution as required in Section 3 if any of the new Subscription Rights Certificates are to be issued in a name other than that in which the old Subscription Rights Certificate was issued. As a result of delays in the mail, the time of the transmittal, the necessary processing time and other factors, you or your transferee may not receive such new Subscription Rights Certificates in time to enable the Rights holder to complete a sale or exercise by the Expiration Date. Neither Conn’s nor the Subscription Agent nor the Information Agent will be liable to either a transferor or transferee for any such delays.

5.	Execution.

(a) Execution by Registered Holder.  The signature on the Subscription Rights Certificate must correspond with the name of the registered holder exactly as it appears on the face of the Subscription Rights Certificate without any alteration or change whatsoever. Persons who sign the Subscription Rights Certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Subscription Agent in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority to so act.

(b) Execution by Person Other than Registered Holder.  If the Subscription Rights Certificate is executed by a person other than the holder named on the face of the Subscription Rights Certificate, proper evidence of authority of the person executing the Subscription Rights Certificate must accompany the same unless the Subscription Agent, in its sole and absolute discretion, dispenses with proof of authority.

(c) Signature Guarantees.  Your signature must be guaranteed by an Eligible Institution as required by Section 3, unless you are an Eligible Institution or your Subscription Rights Certificate provides that shares are to be delivered to you as record holder of those Rights.

6.	Method of Delivery.

The method of delivery of Subscription Rights Certificates and payment of the Subscription Price to the Subscription Agent will be at the election and risk of the Rights holder. If sent by mail, it is recommended that such certificates and payments be sent by overnight courier or by express mail, properly insured, with a return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and the clearance of payment prior to 5:00 p.m., Eastern Time, on the Expiration Date.

7.	Special Provisions Relating to the Delivery of Rights Through the Depository Trust Company.

In the case of Rights that are held of record through DTC, exercises of the Rights may be effected by instructing DTC to transfer Rights from the DTC account of such holder to the DTC account of the Subscription Agent, together with certification as to the aggregate number of shares of Common Stock thereby subscribed for pursuant to your basic subscription privilege and, if applicable, your oversubscription privilege by each beneficial owner of Rights on whose behalf such nominee is acting, and payment of your Subscription Price for each share of Common Stock subscribed for pursuant to your basic subscription privilege and, if applicable, your oversubscription privilege.

EXHIBIT A

FORM OF NOTICE OF GUARANTEED DELIVERY
FOR
SUBSCRIPTION RIGHTS CERTIFICATES

This form, or one substantially equivalent to this form, must be used to exercise the transferable subscription rights (the “Rights”) pursuant to the rights offering (the “Rights Offering”), as described in the prospectus supplement dated November 8, 2010 (the “Prospectus Supplement”) of Conn’s, Inc., a Delaware corporation (“Conn’s”), if a holder of Rights cannot deliver the certificate(s) evidencing the Rights (the “Subscription Rights Certificate(s)”), to the subscription agent listed below (the “Subscription Agent”) at or prior to 5:00 p.m., Eastern Time, on November 23, 2010, unless such time is extended by Conn’s as described in the Prospectus Supplement (as it may be extended, the “Expiration Date”). Such form must be delivered by overnight courier, express mail, properly insured with a return receipt requested, or facsimile transmission to the Subscription Agent, and must be received by the Subscription Agent on or prior to the Expiration Date. See “The Rights Offering — Notice of Guaranteed Delivery” in the Prospectus Supplement.

Payment of the subscription price of $2.70 per share (the “Subscription Price”) of Conn’s common stock, par value $0.01 per share (“Common Stock”) subscribed for upon exercise of such Rights must be received by the Subscription Agent in the manner specified in the section of the Prospectus Supplement entitled “The Rights Offering — Payment Method” at or prior to 5:00 p.m., Eastern Time, on the Expiration Date even if the Subscription Rights Certificate(s) evidencing such Rights is (are) being delivered pursuant to the guaranteed delivery procedures thereof. See “The Rights Offering — Notice of Guaranteed Delivery” in the Prospectus Supplement.

The Subscription Agent is Computershare Trust Company, N.A.

By express mail or courier:

Computershare Trust Company, N.A.
Attention: Voluntary Corporate Actions
250 Royall St., Suite V
Canton, MA 02021

By mail:

Computershare Trust Company
Rights Offering
P.O. Box 43011
Providence, RI 02940-3011

By facsimile
(617) 360-6810

Telephone Number for Confirmation:
(781) 575-2332

Telephone Number for Information:
(866) 357-4029

Information Agent, Georgeson Inc.

If you have any questions or require additional copies of relevant documents, please contact the information agent, Georgeson Inc., at (866) 357-4029.

DELIVERY OF THIS INSTRUMENT OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

For this Notice of Guaranteed Delivery to be validly delivered, it must be received by the Subscription Agent at or prior to 5:00 p.m., Eastern Time, on the Expiration Date. Deliveries to Conn’s, Inc. or the information agent will not be forwarded to the Subscription Agent and therefore will not constitute a valid delivery. In addition, delivery to The Depository Trust Company will not constitute a valid delivery to the Subscription Agent.

Ladies and Gentlemen:

The undersigned hereby represents that the undersigned is the holder of Subscription Rights Certificate(s) representing           Right(s) and that such Subscription Rights Certificate(s) cannot be delivered to the Subscription Agent prior to 5:00 p.m., Eastern Time, on the Expiration Date. Upon the terms and subject to the conditions set forth in the Prospectus Supplement, receipt of which is hereby acknowledged, the undersigned hereby elects to exercise the undersigned’s basic subscription privilege(s) to subscribe for           share(s) of Common Stock and the undersigned’s oversubscription privilege(s) to subscribe for an additional           share(s) of Common Stock.

The undersigned understands that payment of the Subscription Price for each share of Common Stock subscribed for pursuant to his/her/its Rights must be received by the Subscription Agent at or prior to 5:00 p.m., Eastern Time, on the Expiration Date and represents that such payment, in the aggregate amount of $      is being delivered to the Subscription Agent herewith.

Name of transferor institution:

Date of transfer:

Confirmation number (if available):

☐	Certified check

☐	Bank draft (cashier’s check)

☐	U.S. Postal Money Order

Name of maker:

Date of check, draft or money order:

Check, draft or money order number:

Bank on which check is drawn or issuer of money order:

Subscription Rights Certificate No(s) (if available)

Name(s) of record holder(s) of Subscription Rights Certificate

Address(es)

Telephone number(s), including area code

Signature(s) of record holder(s) or authorized signatory/signatories

Date

2

(Please type or print except for signature(s))

THE GUARANTEE SET FORTH BELOW MUST BE COMPLETED

If you are signing in your capacity as a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or another acting in a fiduciary or representative capacity, please provide the following information:

Name

Capacity

Address

Telephone number(s), including area code

3

GUARANTEE OF DELIVERY
(Not To Be Used for Subscription Rights Certificate Signature Guarantee)

The undersigned, an “Eligible Guarantor Institution,” as such term is defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, guarantees that the undersigned will deliver to the Subscription Agent the Subscription Rights Certificate(s) representing the Right(s) being exercised hereby, with any required signature guarantee and any other required documents, all within three business days after the date hereof.

Dated:

Authorized Signature:

Name of Firm:

Address:

Area Code and Telephone Number:

The institution that completes this form must communicate the guarantee to the Subscription Agent and must deliver the Subscription Rights Certificate(s) to the Subscription Agent within three business days after the date hereof. Failure to do so could result in a financial loss to such institution.

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